J.P. Morgan Healthcare Conference January 2014 Leonard S. Schleifer, M.D., Ph.D. Chief Executive Officer Exhibit 99.1

Page 2  |  Copyright Regeneron 2014
Safe Harbor Statement
This presentation includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron
Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward-looking statements.  Words such as
“anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.  These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of Regeneron's products, product candidates, and research and clinical programs now underway or planned; unforeseen safety issues resulting from the administration of products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s product candidates in clinical trials; the likelihood and timing of possible regulatory approval and commercial launch of Regeneron's late-stage product candidates and new indications for marketed products, including without limitation EYLEA
®
,
Alirocumab, Sarilumab, and Dupilumab; ongoing regulatory obligations and oversight and determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize Regeneron's products and product candidates; competing drugs and product candidates that may be superior to Regeneron's products and product candidates; uncertainty of market acceptance and commercial success of Regeneron's products and product candidates; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates; coverage and reimbursement determinations by third-party payers, including Medicare and Medicaid; unanticipated expenses; the costs of developing, producing, and selling products; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance, including without limitation those relating to non-GAAP unreimbursed R&D, non-GAAP SG&A and capital expenditures, the potential for any license or collaboration agreement, including Regeneron's agreements with Sanofi and Bayer HealthCare, to be cancelled or terminated without any further product success; and risks associated with third party intellectual property and pending or future litigation relating thereto.  A more complete description of these and other material risks can be found in Regeneron's filings with the U.S. Securities and Exchange Commission, including its Form
10-K for the fiscal year ended December 31, 2012 and its Form 10-Q for the quarterly period ended September 30, 2013, in each case including in the sections thereof captioned “Item 1A. Risk Factors.”  Any forward-looking statements are made based on management's current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron.  Regeneron does not undertake any obligation to update publicly any forward-
looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.
This presentation uses non-GAAP net income, non-GAAP unreimbursed R&D, and non-GAAP SG&A, which are financial measures that are not calculated in accordance with the U.S. Generally Accepted Accounting Principles (“GAAP”).  Regeneron believes that the presentation of these non-GAAP measures is useful to investors because they exclude, as applicable, (i) non-cash share-based compensation expense which fluctuates from period to period based on factors that are not within the Company's control, such as the Company's stock price on the dates share-based grants are issued, (ii) non-cash interest expense related to the Company's convertible senior notes since this is not deemed useful in evaluating the Company's operating performance, (iii) non-cash income tax expense, since the Company does not currently pay, or expect to pay in the near future, significant cash income taxes due primarily to the utilization of net operating loss and tax credit carry-forwards; therefore, non-cash income tax expense is not deemed useful in evaluating the Company's operating performance, and (iv) a non-
cash tax benefit as a result of releasing substantially all of the valuation allowance associated with the Company’s deferred tax assets.  Non-GAAP unreimbursed
R&D represents non-GAAP R&D expenses reduced by R&D expense reimbursements from the Company's collaboration partners.  Management uses these non-
GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis.  However, there are limitations in the use of these and other non-GAAP financial measures as they exclude certain expenses that are recurring in nature.  Furthermore, the Company's non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies.  Any non-GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP.  A reconciliation of the Company's GAAP to non-GAAP results is included at the end of this presentation.

Zaltrap®
(ziv-aflibercept) Injection
NDC 61755-001-01
Arcalyst®
Single-use vial
EYLEA
(aflibercept) Injection
For Intravitreal Injection
2 mg/0.05 mL
Single-use Vial

REGENERON
science to medicine®

Page 3  |  Copyright Regeneron 2014
Regeneron Today
Products
*EYLEA ex-U.S is partnered with Bayer HealthCare.
ZALTRAP is partnered with Sanofi
Three approved products with sales in 50+ countries around
the world*

Products
Pipeline
Regeneron Today
Page 4  |  Copyright Regeneron 2014
Phase 1 Phase 2 Phase 3
Alirocumab (REGN727)
PSCK9 Antibody for LDL cholesterol reduction
Sarilumab (REGN88)
IL-6R Antibody for Rheumatoid arthritis
Dupilumab (REGN668)
IL-4R Antibody for asthma, atopic dermatitis, nasal polyposis
Sarilumab (REGN88)
IL-6R Antibody for Non-infectious Uveitis
REGN1033 (GDF8)
Antibody for Metabolic disorders
Fasinumab (NGF antibody)
on clinical hold
Enoticumab (REGN421)
DII4 Antibody for Advanced malignancies
Nesvacumab (REGN910)
Ang2 Antibody for Advanced malignancies
REGN1400 (ErbB3)
Antibody for Advanced malignancies
REGN1154
(undisclosed target)
REGN1500
(undisclosed target)
REGN1193
(undisclosed target)
REGN1908-1909
(undisclosed target)
REGN2009
(undisclosed target)

Regeneron Today
Page 5  |  Copyright Regeneron 2014
Products
$65M in approval milestones received in 3Q12
$20M in upfront payments to Sanofi for rights to PDGF and ANG2 antibodies in 2Q13
$45M in milestone payments from Bayer for ex-U.S. EYLEA
®
in 3Q13
Profits
Pipeline
Non-GAAP Net Income*
Non-GAAP net income excludes non-cash share-based compensation expense, non-cash interest and non-cash income tax expense
See page 38 for GAAP to non-GAAP reconciliation
0
50
100
150
200
250
300
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

#1 BIOPHARMACEUTICAL EMPLOYER WORLDWIDE
Science 2013 TOP EMPLOYER
FOR THE 2ND YEAR IN A ROW

SHINGO PRIZE for OPERATIONAL EXCELLENCE

STANDARD & POOR'S 500

SCRIP AWARDS 2013 WINNER

BARRON'S 400 SELECTION
MARCH 2013

TheScientist BEST PLACES TO WORK INDUSTRY 2013

Forbes | 2013 WORLD'S MOST INNOVATIVE COMPANIES

REGENERON
science to medicine®

Awards
Products
Regeneron named top employer in global biopharmaceutical industry by Science
Magazine for second year in a row
Named the best place to work by The Scientist in 2013
CEO and CSO named "Management Team of the Year" by Scrip Intelligence
Dupilumab named “Clinical Advance of the Year” by Scrip Intelligence
Regeneron Today
Page 6  |  Copyright Regeneron 2014
Profits
Pipeline

Page 7  |  Copyright Regeneron 2014
Products
Pipeline
Profits
Awards
People
Regeneron named top employer in global biopharmaceutical
industry by Science Magazine for second year in a row
Number of employees grew by 20 percent in 2013 to 2,340
In four locations: Tarrytown, NY; Basking Ridge, NJ; Rensselaer,
NY; and Limerick, Ireland
Regeneron Today

Regeneron Building on Success Page 8 | Copyright Regeneron 2014 Organic Growth Continuing Top Line Growth Investment in R&D and Technology

Regeneron Building on Success
Page 9  |  Copyright Regeneron 2014
Significant News January 2014
What’s New for Regeneron
EYLEA
®
& Ophthalmology
Franchise
4Q13 and full year 2013 U.S. net sales
PDGFR- clinical and business update
Alirocumab
Sarilumab
Dupilumab
Update on data and filing timelines
Sanofi Collaboration
Amended investor agreement
Early R&D
Regeneron Genetics Center
Immuno-Oncology
2014 Financial Guidance
Non-GAAP SG&A, unreimbursed R&D, and
capital expenditures

Investment in R&D and Technology

Organic Growth

REGENERON
science to medicine®

Regeneron Building on Success Page 10 | Copyright Regeneron 2014 Continuing Top Line Growth

NDC 61755-005-02
EYLEA

[redacted]

Top Line Growth

Sarilumab			PHASE 3	
Dupilumab		PHASE 2		

REGENERON
science to medicine®

Regeneron Building on Success EYLEA Franchise Page 11 | Copyright Regeneron 2014 Potential for five major regulatory submissions or approvals in next five years

Page 12 | Copyright Regeneron 2014 EYLEA Franchise

®

EYLEA®
(aflibercept) Injection
For Intravitreal Injection

$ MM
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$25
$838
~$1.4B*
2011
2012
2013

REGENERON
science to medicine®

Page 13  |  Copyright Regeneron 2014
2013 U.S. Net Sales: ~$1.4 Billion*
4Q13 U.S. Net Sales: ~$400 Million*
Distributor inventory increased to
slightly more than two weeks
Inventory has historically been
1-2 weeks
Commercial terms tightened in
January 2014
Full year guidance during 4Q13 call
DME:
PDUFA date of August 18, 2014
BRVO regulatory filing expected in
1Q14
Regeneron Optimize and Extend EYLEA
U.S. EYLEA : Demographics, Market Share, New Indications to Drive Growth
DME : Diabetic Macular Edema
BRVO : Branch Retinal vein Occlusion
*
*Preliminary unaudited numbers
Impact of compounding legislation
uncertain
U.S. Net Sales

®

EYLEA®
(aflibercept) Injection
For Intravitreal Injection

Ex-U.S. Net Sales
$ MM
$140
$120
$100
$80
$60
$40
$20
$0
$19
$62
$102
$125
4Q12
1Q13
2Q13
3Q13

Bayer REGENERON science to medicine®

EYLEA (aflibercept) Injection For Intravitreal Injection

Ex-U.S. Net Sales

$ MM
$140
$120
$100
$80
$60
$40
$20
$0
$19
$62
$102
$125
4Q12
1Q13
2Q13
3Q13

Regeneron Optimize and Extend EYLEA
Ex-U.S. EYLEA: Launch is Still in Early Innings
Ex-U.S. sales contributing to bottom line
DME submitted in EU
Myopic CNV filed in Japan
Global macular edema following BRVO
submission expected in 2014
DME : Diabetic Macular Edema
AMD: Age-related macular degeneration
CRVO : Central Retinal Vein Occlusion
BRVO : Branch Retinal vein Occlusion
CNV : Choroidal Neovascularization
Ex-U.S. launch by partner, Bayer
HealthCare, continues to do well
In wet-AMD, 40%-50% market share in
Australia,  Japan and Germany
Approved for macular edema following
CRVO in EU and Japan
Page 14  |  Copyright Regeneron 2014

PDGFR- /EYLEA ® co-formulation IND
submitted in December 2013
First patient enrolled in Phase 1
expected in 1Q14
Regeneron owns 100% commercial
rights in U.S.
Bayer collaborating outside the U.S.
Page 15  |  Copyright Regeneron 2014
Regeneron Optimize and Extend EYLEA
Protecting the Long Term Value of The Retina Franchise
PDGFR-
Ophthalmology Research
ANG2
Commitment to remain a leader in
retinal diseases
Investment in internal research and
external collaborations
Intravitreal co-formulation with
EYLEA
®
: IND expected to be
submitted in 2014
$25.5M upfront
$40M in option and milestone
payments
Bayer/REGN share global
development expenses
Bayer responsible for certain third
party royalties and share of
milestones
Companies share profits equally

Page 16 | Copyright Regeneron 2014 Late Stage Pipeline

Three Late Stage Programs
Regeneron Advance Late Stage Pipeline
Page 17  |  Copyright Regeneron 2014
Late Stage Pipeline Expected to Drive Continued Top-Line Growth
PCSK9 antibody for elevated
cholesterol
IL6R antibody for rheumatoid
arthritis
IL4R antibody for asthma, atopic
dermatitis and nasal polyposis
All three programs—alirocumab, sarilumab and
dupilumab—are part of Sanofi collaboration
Two programs with positive Phase 3 data in
2013: alirocumab & sarilumab
Potential for four major regulatory submissions
or approvals in next five years*:
* Including EYLEA
®
for DME, five major
regulatory submissions or approvals in next five
years
Dupilumab
Sarilumab
Alirocumab
PHASE 3
PHASE 3
PHASE 2
Alirocumab for LDL lowering
Sarilumab for rheumatoid arthritis
Dupilumab for atopic dermatitis
Dupilumab for asthma

Aliro
Alirc
D: Mean
at Week 24
etimibe
The NEW ENGLAND JOURNAL of MEDICINE
ORIGINAL ARTICLE
Atorvastatin with or without an Antibody to PCSK9 in Primary Hypercholesterolemia
ABSTRACT
Articles
onoclonal antibody to PCSK9, REGN727/
3, to reduce low-density lipoprotein cholesterol in
with heterozygous familial hypercholesterolaemia
dose with or without ezetimibe therapy:
lled trial
occurred in 78.4% in th
mon class of adverse eve
was infections
hich included nasopharyng
influenza, and upper re
*From all Phase 3 studies excep
d CHOICE 2
n=103
p<0.0001
SANOFI
REGENERON
science to medicine

Page 18  |  Copyright Regeneron 2014
Advancing Late Stage Opportunities
Regeneron Alirocumab
Positive data from the alirocumab clinical trials have been
published in peer-reviewed journals such as the New England
Journal of Medicine and The Lancet

ACR20*
ACR50
ACR70
ACR response (%)
70
60
50
40
30
20
10
0
33
17
7
58
37
20
66
46
25
Placebo + MTX
150 mg + MTX
200 mg + MTX

Regeneron Sarilumab
Page 19  |  Copyright Regeneron 2014
Advancing Late Stage Opportunities
Positive Phase 3 data from MOBILITY (N=1,200)
reported 4Q13
Both sarilumab dose groups—150 mg and 200
mg—given subcutaneously, every other week, in
combination with methotrexate (MTX) achieved
all three co-primary endpoints
Patients receiving 200 mg + MTX showed a 90%
reduction in radiographic progression (mTSS) at
week 52
Data to be presented at a medical conference
Additional Phase 3 data expected in 2015
Ongoing Phase 3 studies are: COMPARE,
TARGET, ASCERTAIN, EXTEND
Regulatory submission expected in 2015
MOBILITY: ACR responses
at 24 weeks
Sarilumab for Rheumatoid Arthritis
Infections were the most frequently reported adverse events and were reported with a higher incidence in the sarilumab groups vs. placebo, all in combination with MTX (39.6% for 200 mg, 40.1%
for the 150 mg group and 31.1% for pbo). The incidence of serious infections was 4.0% in the 200 mg
+ MTX group, 2.6% in the 150 mg + MTX group, and 2.3% in the placebo + MTX group. .
*primary endpoint, p<0.0001 vs. pbo

Dupiluma

Dupilumab in a
and nasal poly

- Phase 2a da
- Phase 2b tri
- Phase 2 PO
  ongoing

Treatment-emergent adverse events (A
(76.9% pbo; 80.8% dupilumab). Most
(9.6% vs. 28.8%), nasopharyngitis (3.8
headache (5.8% vs. 11.5%) and nausea

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Dupilumab in Persistent Asthma with Elevated Eosinophil Levels

Sally Wenzel, M.D., Linda Ford, M.D., David Pearlman, M.D., Sheldon Spector, M.D., Lawrence Sher, M.D., Franck Skobieranda, M.D., Lin Wang, Ph.D., Stephane Kirkesseli, M.D., Ross Rocklin, M.D., Brian Bock, D.O., Jennifer Hamilton, Ph.D., Jeffrey E. Ming, M.D., Ph.D., Allen Radin, M.D., Neil Stahl, Ph.D., George D. Yancopoulos, M.D., Ph.D., Neil Graham, M.D., and Gianluca Pirozzi, M.D., Ph.D.

on various type 2 helper T-cell (Th2)–associated biomarkers and safety and tolerability were also evaluated.

RESULTS

A total of 52 patients were assigned to the dupilumab group, and 52 patients were assigned to the placebo group. Baseline characteristics were similar in the two groups. Three patients had an asthma exacerbation with dupilumab (6%) versus 23 with placebo (44%), corresponding to an 87% reduction with dupilumab (odds ratio, 0.08; 95% confidence interval, 0.02 to 0.28; P<0.001). Significant improvements were observed for most measures of lung function and asthma control. Dupilumab reduced biomarkers associated with Th2-driven inflammation. Injection-site reactions, nasopharyngitis, nausea, and headache occurred more frequently with dupilumab than with placebo.

CONCLUSIONS

In patients with persistent, moderate-to-severe asthma and elevated eosinophil levels who used inhaled glucocorticoids and LABAs, dupilumab therapy, as compared with placebo, was associated with fewer asthma exacerbations when LABAs and inhaled glucocorticoids were withdrawn, with improved lung function and reduced levels of Th2-associated inflammatory markers. (Funded by Sanofi and Regeneron Pharmaceuticals; ClinicalTrials.gov number, NCT01312961.)

2013, at NEJM.org.
N Engl J Med 2013.
DOI: 10.1056/NEJMoa1304048
Copyright © 2013 Massachusetts Medical Society

N ENGL J MED NEJM.ORG 1

ase 2a in asthma: % reduction in thma exacerbations

Placebo
Dupilumab
p<0.001
n=104

SANOFI
REGENERON
science to medicine®

Page 20  |  Copyright Regeneron 2014
Regeneron Dupilumab
Advancing Late Stage Opportunities
Positive data from the dupilumab asthma clinical trial have
been published in the New England Journal of Medicine

Continuing
Top Line Growth

Organic Growth

REGENERON
science to medicine®

Regeneron Building on Success Page 21 | Copyright Regeneron 2014 Investment in R&D and Technology

SANOFI

Human IgG*
Human IgG

GEISINGER

REGENERON
science to medicine®

Regeneron Building on Success
Page 22  |  Copyright Regeneron 2014
Wholly-Owned
Pipeline of Products
Sanofi Collaboration
Fasinumab* Phase 2
REGN1400 Phase 1
REGN1154 Phase 1
REGN1500 Phase 1
REGN1193 Phase 1
REGN1908-1909 Phase 1
Innovative Research
& Technologies
Investment in
R&D and
Technology

Page 23 | Copyright Regeneron 2014 Sanofi Collaboration

Sanofi Collaboration
Regeneron Sanofi Collaboration
Discovery
$160 million of annual funding
through 2017 (plus possible
tail period through 2020)
Sanofi Antibody Collaboration Continues to Provide R&D Leverage
Page 24  |  Copyright Regeneron 2014
*Regeneron repays Sanofi for 50% of development costs out of profits. Repayment capped in any year at 10% of Regeneron share of total antibody profits
Development
REGN funds 20% of Phase 3
costs for an antibody following
first positive Phase 3 data for
that antibody
Commercialization
Regeneron retains 35% to 45%
45% of profits ex-US*
Co-promotion rights
in US and other major market
countries
Ownership / Investor Agreement
•
Sanofi ownership is currently 15.8M shares or ~16%
•
Sanofi has obtained right to nominate an independent director to Regeneron BOD when they reach 20% ownership
•
Voting rights, lock-up, and standstill limit to 30% ownership
Ownership / Investor Agreement
•
Sanofi ownership is currently 15.8M shares or ~16%
•
Sanofi has obtained right to nominate an independent director to Regeneron BOD when they reach 20% ownership
•
Voting rights, lock-up, and standstill limit to 30% ownership
Sanofi funds approximately 100%
of clinical development cost
Regeneron retains
50% of profits in US*

Phase 1 Phase 2 Phase 3
Alirocumab (REGN727)
PSCK9 Antibody for LDL cholesterol
reduction
Sarilumab (REGN88)
IL-6R
Antibody for Rheumatoid arthritis
Dupilumab (REGN668)
IL-4R
Antibody for Asthma, Atopic dermatitis,
nasal polyposis
Sarilumab (REGN88)
IL-6R
Antibody for Non-infectious Uveitis
REGN1033
GDF8 Antibody for Metabolic
disorders
Enoticumab (REGN421)
DII4
Antibody for Advanced malignancies
Nesvacumab (REGN910)
Ang2
Antibody for Advanced malignancies
REGN2009
(undisclosed target)
Page 25  |  Copyright Regeneron 2014
Sanofi collaboration a major
contributor to Regeneron R&D
Sanofi is estimated to spend
more than $1 Billion on
collaboration programs in 2014*
Regeneron contribution to
collaboration R&D funding
increasing in 2014
20% funding of alirocumab and
sarilumab Phase 3 trials
Estimated to be ~$115 MM in
2014
Sanofi Antibody Collaboration Continues to Provide R&D Leverage
Regeneron Sanofi Collaboration
*Regeneron to repay 50% of collaboration clinical development spending out of antibody profits
Sanofi Collaboration

Page 26 | Copyright Regeneron 2014 Pipeline of Wholly-Owned Antibodies

Wholly-Owned Clinical Stage Antibodies
Advancing early stage pipeline of Regeneron-owned antibodies
Fasinumab* (Phase 2, NGF antibody)
REGN1400 (Phase 1, ErbB3, advanced malignancies)
REGN1154 (Phase 1, undisclosed target)
REGN1500 (Phase 1, undisclosed target)
REGN1193 (Phase 1, undisclosed target)
REGN1908-1909 (Phase 1, undisclosed target)
As pipeline advances, R&D expense will increase
Pipeline of Wholly-Owned Antibodies is Growing
Regeneron Wholly-Owned Antibody Pipeline
*Currently on clinical hold by the FDA
Pipeline compounds address six distinct therapeutic areas
Committed to advance through POC to maximize value

Page 28 | Copyright Regeneron 2014 Innovative Research and Novel Technologies

GEISINGER
FIRE

VELOCIGENE

REGENERON
science to medicine®

Immuno-Oncology
CD20-CD3 bispecific antibody
expected to enter clinic in
2014
Page 29  |  Copyright Regeneron 2014
Regeneron Innovating for the Future
Investment in Research & Development and Technology
Regeneron Genetics Center
Major new investment in human
genetics research
Collaboration with Geisinger Health
System is cornerstone of population
based approach
Additional collaborations expected
Other Pipeline
Technologies
Long-acting antibodies
Antibody Drug Conjugates
Next Generation
VelocImmune
®
Mice

VH:A
VL common
CH1
CL
VH:B
VL common
CH1
CL
CH2
CH3
CH2
CH3
Human IgG*
Human IgG

REGENERON
science to medicine®

VH:A
VL common
CH1
CL
VH:B
VL common
CH1
CL
CH2
CH3
CH2
CH3
Human IgG*
*
Human IgG

Immuno-Oncology Approach: CD20-CD3 Bispecific Antibody
Bispecific antibody bind T Cells (via CD3)
and tumor (via specific surface marker)
Use of modified VelocImmune
®
mice to
generate fully human bispecific
antibodies provides benefits
High affinity to target
Ease of manufacturing
Typical antibody pharmacodynamics
Initial CD20-CD3 antibody expected to
enter the clinic in 2014
Additional immuno-oncology approaches
in preclinical development
Page 30  |  Copyright Regeneron 2014
Investment in Research & Development and Technology
Regeneron Innovating for the Future
T-cell
Tumor
Cell
Killing

GEISINGER

VELOCIGENE

NATIONAL INSTITUTES OF HEALTH

REGENERON
science to medicine®

GEISINGER

VELOCIGENE

NATIONAL INSTITUTES OF HEALTH

Page 31  |  Copyright Regeneron 2014
Regeneron Genetics Center a Major Initiative in Human Genetics
Regeneron Innovating for the Future
Regeneron Genetics Center
Population-Based Family-Based
Collaborations:
Geisinger, NIH, and pursuing more
Approaches:
population and family based, consortia, and functional studies
Technology:
large scale sequencing, automation, and cloud informatics
Fully Integrated: Sequencing
Informatics Biology Drug Development
Targets & Indications

Continuing
Top Line Growth

Investment in
R&D and
Technology

REGENERON
science to medicine®

Organic Growth Regeneron Building on Success Page 32 | Copyright Regeneron 2014

Page 33  |  Copyright Regeneron 2014
Regeneron Organic Growth
Growth in Manufacturing and at Corporate Headquarters
Two new buildings to
support additional
research and
development
Expansion in
Tarrytown, NY
Expect to increase
headcount to >4,000 by
2018
People
Expansion in Rensselaer,
NY and new facility in
Limerick, Ireland
New Manufacturing
Facilities
Tarrytown, NY Limerick, Ireland

Regeneron Financial Guidance
Page 34  |  Copyright Regeneron 2014
Financial Guidance
Non-GAAP SG&A: $330MM - $380MM
Increase in prelaunch commercial expenses, contribution to patient assistance programs, pharma fee and headcount
Non-GAAP Unreimbursed R&D: $425MM - $475MM
~$115 M in expenses related to alirocumab and sarilumab Phase 3 trials
Investment in PDGFR and Ang2 programs
Growing wholly-owned antibody pipeline
Early technologies, such as Regeneron Genetics Center
Capital Expenditures: $350MM - $425MM
Manufacturing expansions in Rensselaer and Ireland
R&D and corporate headquarters expansion in Tarrytown
2014 Financial Guidance

Continuing Top Line Growth Organic Growth Regeneron Building on Success Page 35 | Copyright Regeneron 2014 Investment in R&D and Technology

Regeneron 2014 Milestones
Page 36  |  Copyright Regeneron 2014
Upcoming Milestones
Clinical
Phase 2 data for dupilumab
in atopic dermatitis in 1H14
Phase 3 trial to start with
dupilumab in AD in 2014
Phase 3 data from
alirocumab ODYSSEY
program in mid-2014
through 3Q14
PDGFR /EYLEA
coformulation to enter
clinic in 1Q14
CD20-CD3 bispecific
antibody to enter clinic
Commercial
EYLEA U.S. net sales
guidance to be provided on
4Q13 conference call
Regulatory
EYLEA for DME PDUFA
date of August 18, 2014
Filing of EYLEA for BRVO
indication expected in
1Q14
EYLEA for DME regulatory
applications submitted
outside the U.S.

Regeneron News
Page 37  |  Copyright Regeneron 2014
Significant News Flow at J.P. Morgan
What’s News for Regeneron at J.P. Morgan 2014
EYLEA
Full year 2013 U.S. Net Sales: ~$1.4 # Billion
4Q13 U.S. Net Sales: ~$400 Million* #
Clinical trial to start in 1Q14
Signed a collaboration with Bayer HealthCare for commercial rights outside the U.S.
Alirocumab
Phase 3 data from ODYSSEY program expected mid-year**
Initial regulatory submission ex-US in early 2015, U.S. in 2015
Dupilumab
Phase 2a atopic dermatitis data to be presented at AAAAI in March
Top-line Phase 2b atopic dermatitis data expected in 2Q14
Plan to initiate Phase 3 trial in atopic dermatitis in 2014
Sanofi
Amended investor agreement to allow for Sanofi
to nominate a single director to
Regeneron BOD; amended voting rights, lock-up, and stand still agreement
Human Genetics
Announced major effort in human genetics: The Regeneron Genetics Center
Entered into first significant genetics collaboration with Geisinger Health System
Immuno-Oncology CD20-CD3 bispecific antibody to enter clinic in 2014
2014 Financial
Guidance
Non-GAAP SG&A: $330MM - $380MM
Non-GAAP unreimbursed R&D: $425MM - $475MM
Capital expenditures: $350MM - $425MM
#
Preliminary unaudited numbers
*Includes increase in distributor inventory
**From all Phase 3 studies except OUTCOMES, CHOICE 1, and CHOICE 2
PDGFR-

GAAP to Non-GAAP Reconciliation
1Q’12 2Q’12 3Q’12 4Q’12 1Q’13 2Q’13 3Q’13
GAAP net income 11,651 76,743 191,468 470,407 98,874 87,376 141,306
Adjustments
R&D: Non-cash share-based compensation expense 10,556 11,442 13,337 18,498 26,761 27,722 28,258
SG&A: Non-cash share-based compensation expense 12,578 7,790 7,030 11,851 25,787 16,344 17,114
COGS: Non-cash share-based compensation expense 111 391 150 422 483 376 373
Interest expense: Non-cash interest related to
convertible senior notes
5,218 5,316 5,499 5,591 5,781 5,535 5,823
Income taxes: Non-cash income tax expense 4,308
(
42,957 60,316 84,378
Income taxes: Release of valuation allowance (340,156)
(8)
Non-GAAP net income 40,114 101,682 217,484 170,921 200,643 197,669 277,252
Non-GAAP net income  per share – basic 0.43 1.07 2.29 1.79 2.07 2.02 2.82
Non-GAAP net income  per share – diluted 0.37
(3)
0.90
(5)
1.89
(6)
1.47
(9)
1.78
(10)
1.73
(11)
2.40
(12)
Shares used in calculating Non-GAAP net income per
share - basic
93,446 94,589 95,012 95,691 96,878 97,700 98,226
Shares used in calculating Non-GAAP net income per
share – diluted
112,495 114,928 115,830 117,237 113,730 115,261 116,068
1) To exclude non-cash compensation expense related to employee stock option and restricted stock award
2) To exclude non-cash interest expense related to the amortization of the debt discount and debt issuance costs on the Company's 1.875% convertible senior notes
3) For diluted non-GAAP per share calculations, excludes $1.9 million of interest expense related to the contractual coupon interest rate on the Company's 1.875% convertible senior notes, since these securities were dilutive
4) Weighted average shares outstanding includes the dilutive effect, if any, of employee stock options, restricted stock awards, convertible senior notes, and warrants
5) For diluted non-GAAP per share calculations, excludes $1.9 million of interest expense for the three months ended June 30, 2012  related to the contractual coupon interest rate on the Company's 1.875% convertible senior notes, since these securities were dilutive
6) For diluted non-GAAP per share calculations, excludes $1.9 million of interest expense for the three months ended September 30, 2012 related to the contractual coupon interest rate on the Company's 1.875% convertible senior notes, since these securities were dilutive
7) To exclude GAAP income tax expense as this amount is not payable in cash
8) To exclude non-cash tax benefit related to releasing substantially all of the valuation allowance associated with the Company's deferred tax assets
9) For diluted non-GAAP per share calculations, excludes $1.9 million of interest expense for the three months ended December 31, 2012 related to the contractual coupon interest rate on the Company's 1.875% convertible senior notes, since these securities were dilutive
10) For diluted non-GAAP per share calculations, excludes $1.9 million of interest expense for the three month ended March 31, 2013  related to the contractual coupon interest rate on the Company's 1.875% convertible senior notes, since these securities were dilutive
11) For diluted non-GAAP per share calculations, excludes $1.8 million of interest expense for the three month periods ended June 30, 2013 related to the contractual coupon interest rate on the Company's 1.875%
convertible senior notes, since these securities were dilutive
12) For diluted non-GAAP per share calculations, excludes $1.8 million of interest expense for the three months ended September 30, 2013, related to the contractual coupon interest rate on the Company's 1.875%
convertible senior notes, since these securities were dilutive
(1)
(1)
(1)
(2)
(4)
(7)